UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018

TRICIDA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 Shoreline Court

Suite 201

South San Francisco, CA 94080

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 429-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On July 2, 2018, Tricida, Inc., a Delaware corporation (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the completion of the Company’s initial public offering of shares of its common stock (the “Initial Public Offering”). The Company’s board of directors and stockholders previously approved the Restated Certificate to be effective immediately prior to the completion of the Initial Public Offering. A description of the Restated Certificate is set forth in the sections entitled “Risk Factors” and “Description of Capital Stock” of the Company’s Prospectus (the “Prospectus”) filed with the Securities and Exchange Commission on June 29, 2018 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Registration Statement on Form S-1, as amended (Registration No. 333-225420). The description of the Restated Certificate is qualified in its entirety by reference to the full text of the Restated Certificate filed herewith as Exhibit 3.1 and incorporated herein by reference.

Effective as of July 2, 2018, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the completion of the Initial Public Offering. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective immediately prior to the completion of the Initial Public Offering. A description of the Restated Bylaws is set forth in the sections of the Prospectus entitled “Risk Factors” and “Description of Capital Stock.” The description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2018	TRICIDA, INC.

	By:	/s/ Gerrit Klaerner
	Name:	Gerrit Klaerner, Ph.D.
	Title:	President and Chief Executive Officer

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